SHAREHOLDER SERVICES AGREEMENT
                                   RYDEX FUNDS

         In consideration of the covenants and agreements contained herein, Rydex Distributors, Inc. (the "Distributor") agrees to compensate [FIRM NAME] ("Agent") for the services set forth below, and Agent agrees to provide such services.

         SECTION 1. Agent will provide one or more of the following services to customers of the Agent ("Customers") who may from time to time invest in shares of the Funds listed on Exhibit A, as may be amended from time to time ("Shares"):

       (i) establishing and maintaining accounts and records relating to Customers that invest in Shares;

       (ii)   arranging for bank wires;

       (iii) responding to Customer inquiries relating to the services performed by the Agent;

       (iv) responding to inquiries from Customers concerning their investment in Shares;

       (v) assisting Customers in changing dividend options, account designations and addresses;

       (vi) providing information periodically to Customers showing their position in Shares;

       (vii) forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual reports, and dividend distribution and tax notices) to Customers;

       (viii) processing purchase, exchange and redemption requests on behalf of Customers and placing such orders with the Fund's transfer agent;

       (ix) providing sub-accounting with respect to Shares owned of record or beneficially by Customers; and

       (x) processing dividend payments from the Funds on behalf of Customers.

         SECTION 2. Agent represents that it (a) has in place anti-money laundering procedures to the extent required by law; (b) shall take all reasonable steps to determine (i) the true identity of its Customers, (ii) the source of its Customers' funds, and (iii) that its Customers are not involved in money laundering activities; (c) shall comply with any other "know your customer" requirements under applicable law; and (d) shall monitor its Customers' transactions in order to detect attempted or actual money laundering involving Shares. Agent further agrees to notify the Distributor of any suspicious activity relating to transactions involving Shares to the extent permitted by applicable law. Upon the reasonable request of the Funds or the Distributor, Agent agrees to promptly provide documentation relating to its anti-money laundering program established to the extent required by law.

         SECTION 3. Agent will provide all office space and equipment, telephone facilities and personnel (which may be part of the space, equipment and facilities currently used in Agent's business, or any personnel employed by Agent) as may be reasonably necessary or beneficial in order to fulfill its responsibilities under this Agreement.

         SECTION 4. Neither Agent nor any of its officers, employees, or agents is authorized to make any representations concerning the Funds, the Shares or the trusts, as listed in Exhibit A, as may be amended from time to time ("Trusts"), except those contained in the Funds' then-current prospectus or Statement of Additional Information, copies of which will be supplied to Agent, or in such supplemental literature or advertising as may be authorized in writing by the Distributor. No person is authorized to distribute any sales material relating to the Funds without the prior written approval of the Distributor.

         SECTION 5. For purposes of this Agreement, Agent will be deemed to be an independent contractor, and will have no authority to act as agent for the Funds or the Trusts in any matter or in any respect.

         SECTION 6. The Distributor shall be under no liability to Agent hereunder except for its failure to exercise good faith in discharging the obligations expressly assumed by it hereunder. In carrying out its obligations, Agent agrees to act in good faith and without negligence. By its written acceptance of this Agreement, Agent agrees to and does release, indemnify and hold harmless the Distributor and the Funds and their respective successors and assigns, each of their respective officers and directors, and each person who controls either the Distributor or the Funds within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act") against any loss, liability, claim, damages or expense (including reasonable attorneys' fees and expenses) arising by reason of (1) any direct or indirect actions or inactions of or by Agent or its officers, employees or agents regarding your responsibilities hereunder, (ii) the purchase, redemption, transfer or registration of Shares (or orders relating to the same) by Customers or (iii) any breach of the provisions of this Agreement by Agent or its successors or permitted assigns. Nothing contained in this Agreement is intended to operate as a waiver by the Distributor or Agent of compliance with any provision of the Investment Company Act of 1940 (the "Investment Company Act"), the Securities Act, the Securities Exchange Act of 1934, as amended, the Investment Advisers Act of 1940, or the rules and regulations promulgated by the Securities and Exchange Commission thereunder.

         SECTION 7. Agent and its officers and employees will, upon request, be available during normal business hours to consult with representatives of the Distributor, the Trusts or their designees concerning the performance of Agent's responsibilities under this Agreement.

         SECTION 8. Agent agrees to comply with the provisions contained in the Securities Act governing the delivery of a Prospectus to Customers. If Agent holds Shares as a record owner for Agent's Customers, Agent further agrees to deliver, upon our request, copies of any amended Prospectus to persons whose Shares you are holding as record owner.

         SECTION 9. Agent represents that its has been duly authorized by proper corporate action to enter into this Agreement and to perform its obligations hereunder, evidence of which has been properly maintained and made part of its corporate records and further represents that it possesses the legal authority to perform the services contemplated by this Agreement without violating applicable law (and this Agreement shall automatically terminate in the event that Agent no longer possesses such authority). Agent agrees that it will not offer or sell Shares in violation of applicable law.

         SECTION 10. Agent will (i) maintain all records required by law to be kept by Agent relating to transactions in Shares and, upon request by the Funds, promptly make such records available to the Funds as the Funds may reasonably request in connection with their operations and (ii) promptly notify the Funds if Agent experiences any difficulty in maintaining the records described in the foregoing clauses in an accurate and complete manner. If Agent holds Shares as a record owner for Agent's Customers, Agent will be responsible for maintaining all necessary books and Customer account records which reflect their beneficial ownership of Shares, which records shall specifically reflect that Agent is holding Shares as agent, custodian or nominee for Agent's Customers.

         SECTION 11. In consideration of the services and facilities to be provided by Agent, each Fund will pay to Agent a fee, as agreed from time to time, at an annual rate in Schedule B to this Agreement, which fee will be computed daily and paid monthly. Agent acknowledges that any compensation to be paid to it by the Distributor shall be paid from proceeds paid to the Distributor by the Funds and, to the extent the Distributor does not receive such proceeds for any reason, the amounts payable to Agent will be reduced accordingly. In addition, Distributor may waive all or any portion of its fee from time to time and, to the extent the Distributor waives such fee or any reason, the amounts payable to Agent will be reduced accordingly. Agent may waive all or any portion of its fee from time to time. In some circumstances, as determined by the Distributor, you may not receive shareholder servicing fees for assets with financial intermediaries where the Distributor has entered into an agreement with the financial intermediaries directly. Each Trust may, in its discretion and without notice, suspend or withdraw the sale of Shares of any Fund, including the sale of Shares for the account of any Customer(s).

         SECTION 12. The Distributor may enter into other similar servicing agreements with any other person or persons without the consent of Agent.

         SECTION 13. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all previous agreements. This Agreement shall be binding upon the parties hereto when signed by Agent and accepted by the Distributor. This Agreement may be amended by the Distributor at any time by written notice to Agent. Agent's continued performance of services under this Agreement or accepting payment of any kind after the effective date and receipt of notice of such amendment shall constitute Agent's acceptance of such amendment.

         SECTION 14. This Agreement will become effective on the date a fully executed copy of this Agreement is received by the Distributor and shall continue until terminated by either party. This Agreement is terminable with respect to any class of Shares of any Fund, without penalty, upon ten (10) days' notice to the other party. In addition, this Agreement shall also automatically terminate immediately, without penalty, in the event the Trust terminates the shareholder servicing plan with respect to any Fund or class thereof.

         SECTION 15. All notices and other communications to either the Distributor or Agent will be duly given if mailed, faxed, or transmitted by similar communications device to the appropriate address stated below, or to such other address as either party shall so provide the other.

         SECTION 16. This Agreement will be construed in accordance with the laws of the State of Maryland and may not be assigned, as defined in Section 2(a)(4) the Investment Company Act, by either party hereto without the written consent of the other party.

         SECTION 17. References to "Rydex," each Trust, and the "Trustees" of each Trust and refer respectively to such Trust created and the Trustees as trustees, but not individually or personally, acting from time to time under the Declaration of Trust of each respective Trust, a copy of which is on file with the U.S. Securities and Exchange Commission and at the Secretary of State of the State of Delaware and at such Trust's principal office. The obligations of each Trust entered into in the name or on behalf thereof by any of the Trustees, officers, representatives, or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives, or agents of such Trust personally. Further, any obligations of each Trust with respect to any one Fund shall not be binding upon any other Fund.

By their signatures, the Distributor and Agent agree to the terms of this Agreement.

RYDEX DISTRIBUTORS, INC.

Signature:   ____________________________

Print Name:   _____________________________

Title:   __________________________________

Date: _________________________________

Agreed to and accepted by:

Signature:   ____________________________

Print Name: ___________________________

Title: _________________________________

Firm Name: [FIRM NAME]

Date: _________________________________

To enable the processing of this Agreement, please provide the following information. This information is being solicited in order for the Distributor and the Funds to comply with applicable anti-money laundering laws and regulations. Failure to complete the following will delay, and possibly prevent, the Distributor from processing this Agreement.

Agent's Principal Address:

Agent's Primary Telephone Number:

Agent's SEC Registration Number:

Agent's Tax Identification Number (TIN):

                        SCHEDULE A DATED 1/26/2010 TO THE

                         SHAREHOLDER SERVICES AGREEMENT

                BETWEEEN RYDEX DISTRIBUTORS, INC. AND [FIRM NAME]

              LIST OF APPLICABLE FUNDS AND AUTHORIZED SHARE CLASSES

                                   -------------------------------------------------------------------------------------------------
                                      INVESTOR/H CLASS         ADVISOR CLASS               A CLASS             C CLASS
------------------------------------------------------------------------------------------------------------------------------------
                   FUND NAME       FINRA                   FINRA                   FINRA                    FINRA
                                   SYMBOL   CUSIP  FUND ID SYMBOL   CUSIP  FUND ID SYMBOL CUSIP   FUND ID   SYMBOL  CUSIP    FUND ID
------------------------------------------------------------------------------------------------------------------------------------
All-Asset Aggressive Strategy       RYGHX 78356A533  274                           RYGGX 78356A590   774    RYGEX 78356A566    874
------------------------------------------------------------------------------------------------------------------------------------
All-Asset Conservative Strategy     RYEPX 78356A558  272                           RYEOX 78356A624   772    RYEEX 78356A582    872
------------------------------------------------------------------------------------------------------------------------------------
All-Asset Moderate Strategy         RYMLX 78356A541  273                           RYMOX 78356A616   773    RYMYX 78356A574    873
------------------------------------------------------------------------------------------------------------------------------------
All-Cap Opportunity                 RYSRX 78355E833  258                           RYAMX 78355E510   758    RYISX 78355E825    858
------------------------------------------------------------------------------------------------------------------------------------
Alternative Strategies Allocation   RYFOX 78356A269  280                           RYFDX 78356A285   780    RYFFX 78356A277    880
------------------------------------------------------------------------------------------------------------------------------------
Banking                             RYKIX 783554868  242   RYKAX  783554876  342   RYBKX 78355E379   742    RYKCX 783554314    842
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials                     RYBIX 783554843  235   RYBAX  783554850  335   RYBMX 78355E361   735    RYBCX 783554298    835
------------------------------------------------------------------------------------------------------------------------------------
Biotechnology                       RYOIX 783554827  243   RYOAX  783554835  343   RYBOX 78355E353   743    RYCFX 783554280    843
------------------------------------------------------------------------------------------------------------------------------------
Commodities Strategy                RYMBX 78356A509  265                           RYMEX 78356A301   765    RYMJX 78356A400    865
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products                   RYCIX 783554793  236   RYCAX  783554819  336   RYPDX 78355E346   736    RYCPX 783554272    836
------------------------------------------------------------------------------------------------------------------------------------
Dow 2x Strategy                     RYCVX 78355Y201  248                           RYLDX 78355Y888   748    RYCYX 78355Y102    848
------------------------------------------------------------------------------------------------------------------------------------
Electronics                         RYSIX 783554777  244   RYSAX  783554785  344   RYELX 78355E338   744    RYSCX 783554264    844
------------------------------------------------------------------------------------------------------------------------------------
Energy                              RYEIX 783554751  231   RYEAX  783554769  331   RYENX 78355E320   731    RYECX 783554256    831
------------------------------------------------------------------------------------------------------------------------------------
Energy Services                     RYVIX 783554736  241   RYVAX  783554744  341   RYESX 78355E130   741    RYVCX 783554249    841
------------------------------------------------------------------------------------------------------------------------------------
Europe 1.25x Strategy               RYEUX 783554447  201                           RYAEX 78355E692   701    RYCEX 783554116    801
------------------------------------------------------------------------------------------------------------------------------------
Financial Services                  RYFIX 783554710  232   RYFAX  783554728  332   RYFNX 78355E312   732    RYFCX 783554231    832
------------------------------------------------------------------------------------------------------------------------------------
Global 130/30 Strategy              RYQMX 78355E783  259                           RYASX 78355E494   759    RYQCX 78355E791    859
------------------------------------------------------------------------------------------------------------------------------------
Global Market Neutral               RYGNX 78356A194  282                           RYGAX 78356A228   782    RYGMX 78356A210    882
------------------------------------------------------------------------------------------------------------------------------------
Govt Long Bond 1.2x Strategy        RYGBX 783554504  212   RYADX  78355E767  312   RYABX 78355E460   712    RYCGX 783554330    812
------------------------------------------------------------------------------------------------------------------------------------
Health Care                         RYHIX 783554686  233   RYHAX  783554694  333   RYHEX 78355E296   733    RYHCX 783554223    833
------------------------------------------------------------------------------------------------------------------------------------
High Yield Strategy                 RYHGX 78356A442  276                           RYHDX 78356A483   776    RYHHX 78356A467    876
------------------------------------------------------------------------------------------------------------------------------------
International Opportunity           RYFHX 78356A392  278                           RYFRX 78356A426   778    RYFWX 78356A418    878
------------------------------------------------------------------------------------------------------------------------------------
Internet                            RYIIX 783554496  245   RYIAX  783554488  345   RYINX 78355E288   745    RYICX 783554215    845
------------------------------------------------------------------------------------------------------------------------------------
Inverse Dow 2x Strategy             RYCWX 78355Y409  249                           RYIDX 78355Y870   749    RYCZX 78355Y300    849
------------------------------------------------------------------------------------------------------------------------------------
Inverse Govt Long Bond Strategy     RYJUX 783554702  214   RYJAX  78355E775  314   RYAQX 78355E429   714    RYJCX 783554322    814
------------------------------------------------------------------------------------------------------------------------------------
Inverse High Yield Strategy         RYIHX 78356A434  277                           RYILX 78356A475   777    RYIYX 78356A459    877
------------------------------------------------------------------------------------------------------------------------------------
Inverse Mid Cap Strategy            RYMHX 78355E593  255                           RYAGX 78355E627   755    RYCLX 78355E619    855
------------------------------------------------------------------------------------------------------------------------------------
Inverse NASDAQ-100(R) 2x Strategy   RYVNX 783554397  230                           RYVTX 78355Y805   730    RYCDX 78355E502    830
------------------------------------------------------------------------------------------------------------------------------------
Inverse NASDAQ-100(R) Strategy      RYAIX 783554512  220   RYAAX  78355E759  320   RYAPX 78355E437   720    RYACX 783554348    820
------------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000 2x Strategy    RYIRX 78356A699  271                           RYIUX 78356A723   771    RYIZX 78356A715    871
------------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000 Strategy       RYSHX 78355E528  250                           RYAFX 78355E544   750    RYCQX 78355E536    850
------------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 2x Strategy         RYTPX 783554421  227                           RYTMX 78355Y607   727    RYCBX 78355E304    827
------------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Strategy            RYURX 783554405  217   RYUAX  783554538  317   RYARX 78355E718   717    RYUCX 783554363    817
------------------------------------------------------------------------------------------------------------------------------------
Japan 2x Strategy                   RYJHX 78356A293  279                           RYJSX 78356A368   779    RYJTX 78356A335    879
------------------------------------------------------------------------------------------------------------------------------------
Leisure                             RYLIX 783554660  237   RYLAX  783554678  337   RYLSX 78355E270   737    RYLCX 783554199    837
------------------------------------------------------------------------------------------------------------------------------------
Long/Short Commodities Strategy     RYLFX 78356A251  281                           RYLBX 78356A244   781    RYLEX 78356A236    881
------------------------------------------------------------------------------------------------------------------------------------
Managed Futures Strategy            RYMFX 78356A491  275                           RYMTX 78356A517   775    RYMZX 78356A525    875
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap 1.5x Strategy               RYMDX 78355E882  204                           RYAHX 78355E486   704    RYDCX 78355E700    804
------------------------------------------------------------------------------------------------------------------------------------
Money Market                        RYMXX 783554306  210   RYDXX  783554561  310   RYAXX 78355E395   710    RYCXX 78355E106    810
------------------------------------------------------------------------------------------------------------------------------------
Multi-Hedge Strategies              RYMSX 78356A780  267                           RYMQX 78356A855   767    RYMRX 78356A848    867
------------------------------------------------------------------------------------------------------------------------------------
NASDAQ-100(R)                       RYOCX 783554603  218   RYAOX  783554520  318   RYATX 78355E445   718    RYCOX 783554355    818
------------------------------------------------------------------------------------------------------------------------------------
NASDAQ-100(R) 2x Strategy           RYVYX 783554413  228                           RYVLX 78355Y706   728    RYCCX 78355E403    828
------------------------------------------------------------------------------------------------------------------------------------
Nova                                RYNVX 783554108  215   RYNAX  783554546  315   RYANX 78355E452   715    RYNCX 783554371    815
------------------------------------------------------------------------------------------------------------------------------------
Precious Metals                     RYPMX 783554207  216   RYMPX  78355E858  316   RYMNX 78355E262   716    RYZCX 783554181    816
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                         RYHRX 78355E387  247                           RYREX 78355E254   747    RYCRX 78355E809    847
------------------------------------------------------------------------------------------------------------------------------------
Retailing                           RYRIX 783554645  238   RYRAX  783554652  338   RYRTX 78355E247   738    RYRCX 783554173    838
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000                        RYRHX 78356A665  269                           RYRRX 78356A681   769    RYROX 78356A673    869
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 1.5x Strategy          RYMKX 783554389  203                           RYAKX 78355E478   703    RYCMX 78355E601    803
------------------------------------------------------------------------------------------------------------------------------------
Russell 2000 2x Strategy            RYRSX 78356A731  270                           RYRUX 78356A756   770    RYRLX 78356A749    870
------------------------------------------------------------------------------------------------------------------------------------
S&P 500                             RYSPX 78356A632  268                           RYSOX 78356A657   768    RYSYX 78356A640    868
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 2x Strategy                 RYTNX 783554439  225                           RYTTX 78355Y508   725    RYCTX 78355E205    825
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Pure Growth                 RYAWX 78355E650  257                           RYLGX 78355E189   757    RYGRX 78355E668    857
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Pure Value                  RYZAX 78355E676  256                           RYLVX 78355E171   756    RYVVX 78355E684    856
------------------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Pure Growth          RYBHX 78355E726  254                           RYMGX 78355E742   754    RYCKX 78355E734    854
------------------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Pure Value           RYAVX 78355E635  253                           RYMVX 78355E163   753    RYMMX 78355E643    853
------------------------------------------------------------------------------------------------------------------------------------
S&P SmallCap 600 Pure Growth        RYWAX 78355E551  252                           RYSGX 78355E148   752    RYWCX 78355E569    852
------------------------------------------------------------------------------------------------------------------------------------
S&P SmallCap 600 Pure Value         RYAZX 78355E577  251                           RYSVX 78355E155   751    RYYCX 78355E585    851
------------------------------------------------------------------------------------------------------------------------------------
Strengthening Dollar 2x Strategy    RYSBX 78356A806  264                           RYSDX 78356A608   764    RYSJX 78356A707    864
------------------------------------------------------------------------------------------------------------------------------------
Technology                          RYTIX 783554629  234   RYTAX  783554637  334   RYTHX 78355E239   734    RYCHX 783554165    834
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications                  RYMIX 783554595  239   RYMAX  783554611  339   RYTLX 78355E221   739    RYCSX 783554157    839
------------------------------------------------------------------------------------------------------------------------------------
Transportation                      RYPIX 783554579  240   RYPAX  783554587  340   RYTSX 78355E213   740    RYCNX 783554140    840
------------------------------------------------------------------------------------------------------------------------------------
Utilities                           RYUIX 783554470  246   RYAUX  783554462  346   RYUTX 78355E197   746    RYCUX 783554132    846
------------------------------------------------------------------------------------------------------------------------------------
Weakening Dollar 2x Strategy        RYWBX 78356A863  263                           RYWDX 78356A889   763    RYWJX 78356A871    863
------------------------------------------------------------------------------------------------------------------------------------

      LIST OF APPLICABLE FUNDS (FORMERLY KNOWN AS THE "SECURITY FUNDS") AND
                            AUTHORIZED SHARE CLASSES


                                          ------------------------------------------------------------------------------------------
                                                       CLASS A                                      CLASS C
------------------------------------------------------------------------------------------------------------------------------------
                                                                        FUND    FINRA
                FUND NAME                   FINRA SYMBOL      CUSIP      ID     SYMBOL          CUSIP               FUND ID
------------------------------------------------------------------------------------------------------------------------------------
All Cap Value                                  SESAX       814219 382           SEVCX        814219 374
------------------------------------------------------------------------------------------------------------------------------------
Alpha Opportunity                              SAOAX       814219 481           SAOCX        814219 465
------------------------------------------------------------------------------------------------------------------------------------
Equity                                         SECEX       814219 101           SFECX        814219 846
------------------------------------------------------------------------------------------------------------------------------------
Global                                         SEQAX       814219 309           SFGCX        814219 838
------------------------------------------------------------------------------------------------------------------------------------
Global Institutional                            ---            ---               ---             ---
------------------------------------------------------------------------------------------------------------------------------------
High Yield                                     SIHAX       814291 878           SIHSX        814291 761
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                SECIX       814289 104           SEGIX        814289 302
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Institutional                   ---            ---               ---             ---
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                 SECUX       815174 107           SUFCX        815174 305
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                  SEVAX       814219 887           SEVSX        814219 820
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Institutional                                    ---                               ---
------------------------------------------------------------------------------------------------------------------------------------
Select 25                                      SEFAX       814219 739           SSSCX        814219 713
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                               SSCAX       814219 861           SESCX        814219 812
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                SSUAX       814219 416           SSVCX        814219 390
------------------------------------------------------------------------------------------------------------------------------------
U.S. Intermediate Bond (formerly
Diversified Income)                            SIUSX       814291 209           SDICX        814291 779
------------------------------------------------------------------------------------------------------------------------------------

                           SCHEDULE B DATED 1/26/2010
                                     TO THE
                  SHAREHOLDER SERVICES AGREEMENT DATED ________
                                     BETWEEN
                            RYDEX DISTRIBUTORS, INC.
                                       AND
                                   [FIRM NAME]

SERVICE FEES. The following fees are due and payable monthly pursuant to Section 11 of this Shareholder Services Agreement:



 CLASS                                  SERVICE FEES
                                  (PURSUANT TO RULE 12B-1)

Investor                                    None

Advisor                           0.25% (25 basis points)

   A                              0.25% (25 basis points)

   C           1.00% (divided into 75 basis points for distribution services and 25 basis points for shareholder services)

   H                              0.25% (25 basis points)

In no event will the fee for performing shareholder services exceed 0.25% (25 basis points) of average daily net assets with respect to Advisor Class, A-Class and C-Class Shares. To the extent the Distributor waives any payments payable to the Distributor under such Distribution Plan, the amounts payable to you will also be reduced.

Agreed to and accepted by:

RYDEX DISTRIBUTORS INC.                                     [DEALER FIRM]


Print Name:____________________________       Print Name:_______________________

Title:__________________________________      Title:____________________________

Date: __________________________________      Date: ____________________________

                           SCHEDULE C DATED 1/26/2010
                                     TO THE
                  SHAREHOLDER SERVICES AGREEMENT DATED ________
                                     BETWEEN
                            RYDEX DISTRIBUTORS, INC.
                                       AND
                                   [FIRM NAME]

Each Rydex|SGI Fund is registered and its Shares are qualified for sale in the following states and jurisdictions(1) as of 1/26/2010.

                  Alabama                                Montana
                  Alaska                                Nebraska
                  Arizona                             New Hampshire
                 Arkansas                              New Jersey
                California                              New York
                 Colorado                                Nevada
                Connecticut                            New Mexico
                 Delaware                            North Carolina
                  Florida                             North Dakota
                  Georgia                                 Ohio
                  Hawaii                                Oklahoma
                   Idaho                                 Oregon
                  Illinois                            Pennsylvania
                  Indiana                              Puerto Rico
                   Iowa                               Rhode Island
                  Kansas                             South Carolina
                 Kentucky                             South Dakota
                 Louisiana                              Tennessee
                   Maine                                  Texas
                 Maryland                                 Utah
               Massachusetts                             Vermont
                 Michigan                               Virginia
                 Minnesota                             Washington
                Mississippi                           West Virginia
                 Missouri                               Wisconsin
                                                         Wyoming

                              District of Columbia
                                     Guam(2)

--------------


(1) We assume no responsibility or obligation as to your right to offer or sell Shares in any state or jurisdiction.

(2) Rydex|SGI Funds formerly known as the "Security Funds" are not qualified for sale in Guam